                                                                   EXHIBIT 10.27

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. TRANSFER OF THIS WARRANT IS FURTHER RESTRICTED AS SET FORTH HEREIN.

                       WARRANT TO PURCHASE 480,513 SHARES
                             OF THE COMMON STOCK OF
                                  EGENERA, INC.

REGISTERED WARRANT NO. HSI-1

EFFECTIVE DATE: FEBRUARY 2, 2004

EXPIRATION DATE: FEBRUARY 2, 2011

      This certifies that HEIDRICK & STRUGGLES, INC. or its transferees or assigns (each individually, the "HOLDER") for the agreed upon value of $1.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, shall be entitled to purchase from EGENERA, INC., a Delaware corporation (the "COMPANY"), having its principal place of business at 165 Forest Street, Marlboro, Massachusetts 01752, a maximum of 480,513 fully paid and nonassessable shares of the Company's Common Stock ("COMMON STOCK") for cash at a price equal to $2.1622 per share (the "EXERCISE PRICE") at any time, or from time to time, up to and including 5:00 p.m. Pacific time on the Expiration Date (or, if earlier, the termination of this Warrant pursuant to Section 3.3 below), upon the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed, a Form of Subscription in substantially the form attached hereto duly filled in and signed and, as applicable, upon payment in cash or by certified or bank check or wire transfer of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, or the surrender of the right to acquire the number of shares of Common Stock determined in accordance with Section 1.2. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

      This Warrant is subject to the following terms and conditions:

      1.    EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

            1.1 GENERAL. This Warrant is exercisable at the option of the holder of record hereof at any time or from time, to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share), which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, the completed and executed Form of Subscription and appropriate payment for such shares shall have each been delivered to the Company at its principal place of business. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised, and in any event, within five (5) business days of such exercise. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name designated by such Holder.

            1.2 NET ISSUE EXERCISE. Holder agrees that it cannot "net issue exercise" this Warrant in accordance with the provisions of this section, except in connection with or following: (i) the Company's Initial Public Offering (which is defined as meaning the effectiveness of the filing of the first registration statement under the Securities Act that covers the firm underwritten offer and sale of Common Stock by the Company to the public; and "Securities Act" means the federal Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at any particular time) or (ii) an Acquisition (as defined in Section 3.3 below) resulting in entitlement by the Holder to acquire cash or publicly-traded securities upon exercise of this Warrant. Notwithstanding any provisions herein to the contrary, but subject to the restrictions in the preceding sentence, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect a "Net Issue Exercise" pursuant to which it will receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                      Y (A-B)
                  X = -------
                         A

      Where X = the number of shares of Common Stock to be issued to the Holder

                        Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such exercise)

                        A = the fair market value of one share of the Company's Common Stock (at the date of such exercise)

                                       2.

                        B = Exercise Price (as adjusted to the date of such exercise).

For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there is a public market for the Company's Common Stock, the fair market value per share shall be the average of the closing prices of the Company's Common Stock quoted on the Nasdaq National Market (or similar system) or on any exchange on which the Common Stock is listed, whichever is applicable, over the five (5) trading day period ending on the trading day immediately preceding the day the Warrant is being exercised.

      2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities and other equity purchase rights then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation (the "Company Charter").

      3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

            3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced,

                                       3.

and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares (by reverse stock split or otherwise), the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

            3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                  (b) any cash paid or payable otherwise than as a cash dividend, or

                  (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then, and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

            3.3   ASSUMPTION ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

                  (a) For the purpose of this Warrant, "Acquisition" means any sale, assignment, transfer, exclusive license, or other disposition of all or substantially all of the assets of the Company, or any acquisition, reorganization, consolidation, or merger of the Company where the holders of the Company's outstanding voting equity securities immediately prior to the transaction beneficially own less than a majority of the outstanding equity securities of the surviving or successor entity immediately following the transaction.

                  (b) The Company shall use its reasonable efforts to ensure that upon the closing of any Acquisition (other than an Acquisition in which the consideration received by the Company's stockholders consists solely of cash), the successor or surviving entity shall assume the obligations of this Warrant, and that the Warrant thereafter shall be exercisable through the Expiration Date first set forth above for the same securities and property as would be payable for the shares of Common Stock issuable upon exercise of the unexercised portion of the Warrant as if such shares were outstanding on the record date for the Acquisition and subsequent closing, subject to further adjustment from time to time in accordance with the provisions hereof. If, notwithstanding such Company efforts, the acquiror in an Acquisition notifies the Company

                                       4.

that it shall not so assume this Warrant, then the Company shall notify the Holder thereof within a reasonable time prior to the closing of such Acquisition and, to the extent the Warrant shall not have been exercised or converted at or prior to such closing, the Warrant shall terminate and be of no further force or effect.

            3.4 NOTICES OF CHANGE. Immediately upon any adjustment in the number or class of shares subject to this Warrant and/or of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

      4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

      5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant (except that the Company shall be entitled to place appropriate stop-transfer orders with respect to transfer of securities which are subject to restrictions on transfer due to securities laws or other legal restrictions).

      6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until after, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

      7. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws and compliance with Section 10(c), this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the Company, at the Company's option, may treat the holder hereof registered on the books of the Company as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented by this Warrant notwithstanding any notice to the contrary. By its acceptance of transfer of this Warrant, any transferee of this Warrant shall be deemed to have made the representations and warranties set forth in Section 10 below.

                                       5.

      8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

      9.    FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

                  (a) DUE AUTHORITY. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant is not inconsistent with the Company Charter or Bylaws and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

                  (b) CONSENTS AND APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable federal and state securities laws, which filing will be effective by the time required thereby.

                  (c) EXEMPT TRANSACTION. Subject to the accuracy of the Holders representations in Section 10 hereof, the issuance of the Common Stock upon exercise of this Warrant will constitute a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "1933 ACT"), in reliance upon Section 4(2) thereof.

      10.   REPRESENTATIONS AND COVENANTS OF THE HOLDER.

      This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, as of the date hereof, as of the date of any transfer or assignment hereof, and as of the date of any exercise of this Warrant:

                  (a) INVESTMENT PURPOSE. The Warrant and the Common Stock issuable upon exercise of the Warrant will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption pursuant to the 1933 Act.

                  (b) PRIVATE ISSUE. The Holder understands (i) that the Warrant and the Common Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof pursuant to
Section 4(2) of the 1933 Act and any applicable state securities laws, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

                                       6.

                  (c) DISPOSITION OF HOLDERS RIGHTS. In no event will the Holder make a disposition of the Warrant or the Common Stock issuable upon exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available and (iii) the recipient of such Warrant or Common Stock is able to make the representations and warranties in
Section 10 of this Warrant as of the date of such disposition. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. In addition to the foregoing, prior to the Company's Initial Public Offering, Holder shall not, without the prior written consent of the Company, transfer the Warrant (or any part hereof), any Common Stock issuable or issued upon exercise of the Warrant, or any securities issued or issuable upon conversion of the Common Stock, to any person who directly competes with the Company, unless such transfer is in connection with an acquisition of the Company by any such person.

                  (d) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

                  (e) RISK OF NO REGISTRATION. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 ACT"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the Warrant, or (ii) any Common Stock issuable upon exercise of the Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the Warrant or the Common Stock issuable upon exercise of the Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

                  (f) ACCREDITED INVESTOR. Holder is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D under the 1933 Act, as presently in effect.

      11. LOCKUP. If so requested in writing by the underwriters for the Initial Public Offering of securities of the Company, each holder of this Warrant or any securities of the Company issued or issuable in connection with the exercise of this Warrant hereby agree that such holders shall not sell or transfer any such securities (other than securities being registered in

                                       7.

such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering.

      12. RESTRICTIVE LEGEND. Except as otherwise expressly provided below, this Warrant and each successor or replacement Warrant shall bear the legend set forth above, and each certificate representing the securities issued upon exercise of this Warrant shall be stamped or otherwise imprinted with a legend substantially in the following form (and any other legend required by state securities or corporate law):

      "The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Securities Act of 1933 and applicable state securities laws, or the availability of an exemption from the registration provisions of the Securities Act of 1933 and applicable state securities laws. Transfer of these securities is subject to the terms of a Warrant effective February 2, 2004 under which these securities were acquired."

Whenever the restrictions referred to in the legend shall terminate, as provided in Section 10(c), the Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing such restrictive legend.

      13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      14. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by an established overnight service provider (e.g., Federal Express), or registered or certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other in accordance with this Section.

      15. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

      16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not

                                       8.

constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Delaware, without giving effect to principles of conflicts of laws.

      17. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

      18. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

                                       9.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized.

                                            EGENERA, INC.
                                            a Delaware corporation

                                            By: /s/ T. Sheehan
                                                ----------------------------

                                            Name: Thomas F. Sheehan

                                            Title: Chief Financial Officer

ATTEST:

/s/ illegible
------------------------

Asst. Secretary